UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BLACKROCK TCP CAPITAL CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(4) and 0-1

BlackRock TCP Capital Corp.

2951 28th Street, Suite 1000

Santa Monica, California 90405

April 3, 2024

Dear Stockholder:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the "Annual Meeting") of BlackRock TCP Capital Corp., a Delaware corporation (the "Company"), to be held on May 23, 2024, at 9:00 a.m., Pacific Time, to consider and vote on the proposals discussed in the enclosed proxy statement. The Annual Meeting will be held in a virtual meeting format only. Stockholders will not have to travel to attend the Annual Meeting but will be able to view the Annual Meeting live and cast their votes by accessing a web link. To participate in the Annual Meeting please follow the directions in the notice of Annual Meeting and proxy statement accompanying this letter and use the following link: meetnow.global/MH9MF9C.

The notice of Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the Annual Meeting you will be asked to elect all six Director nominees to the Board of Directors of the Company and to consider and vote on a proposal to authorize the Company, with approval of its Board of Directors, to sell shares of the Company's common stock at a price or prices below its then current net asset value per share in one or more offerings (for up to the next 12 months), subject to certain limitations set forth in the proxy statement (including, without limitation, that the number of shares sold on any given date does not exceed 25% of the Company's then outstanding common stock immediately prior to such sale).

It is important that you be represented at the Annual Meeting. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Annual Meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. If you attend the Annual Meeting, you may revoke your proxy prior to its exercise and vote virtually at the Annual Meeting. Your vote is very important to us. I urge you to submit your proxy as soon as possible.

If you have any questions about the proposals to be voted on or the virtual meeting, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at (888) 505-9119.

Further, from time to time we may repurchase a portion of our common shares and are notifying you of this ability as required by applicable securities law.

Sincerely yours,

/s/ Rajneesh Vig

Rajneesh Vig

Chair of the Board of Directors and

Chief Executive Officer

BlackRock TCP Capital Corp.

2951 28th Street, Suite 1000

Santa Monica, California 90405

(310) 566-1003

NOTICE OF ANNUAL MEETING

TO BE HELD ON May 23, 2024

To the Stockholders of BlackRock TCP Capital Corp.:

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of BlackRock TCP Capital Corp., a Delaware corporation (the “Company”) will be held on May 23, 2024, at 9:00 a.m. Pacific Time, for the following purposes:

1.
To elect all six Director nominees to the Board of Directors of the Company to serve until the 2025 Annual Meeting of Stockholders of the Company, or until his or her successor is duly elected and qualifies;
2.
To consider and vote on a proposal to authorize the Company, with approval of its Board of Directors, to sell shares of the Company's common stock (for up to the next 12 months) at a price or prices below its then current net asset value per share in one or more offerings, subject to certain limitations set forth in the proxy statement (including, without limitation, that the number of shares sold on any given date does not exceed 25% of the Company's then outstanding common stock immediately prior to such sale); and
3.
To transact such other business as may properly come before the Annual Meeting and any adjournments, postponements or delays thereof.

Stockholders will not have to travel to attend the Annual Meeting but will be able to view the Annual Meeting live and cast their votes by accessing a web link. You will not be able to attend the Annual Meeting in person. To attend the Annual Meeting please follow the directions below and use the following link: meetnow.global/MH9MF9C.

You have received this proxy statement because you were a stockholder of record of the Company on March 27, 2024 (the “Record Date”). Please be certain to vote by telephone or via the Internet or sign, date and return the proxy card you received from us.

Your vote is important. Attendance at the Annual Meeting will be limited to the Company’s stockholders as of the Record Date.

If your shares in the Company are registered in your name, you may attend and participate in the Annual Meeting at meetnow.global/MH9MF9C by entering the control number found in the shaded box on your proxy card on the date and time of the Annual Meeting. You may vote during the Annual Meeting by following the instructions that will be available on the Annual Meeting website during the Annual Meeting.

If you are a beneficial stockholder of the Company (that is if you hold your Company shares through a bank, broker, financial intermediary or other nominee) and want to attend the Annual Meeting you must register in advance of the Annual Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Company holdings along with your name and email address to Georgeson LLC, the Company’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Annual Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Annual Meeting.

We encourage you to carefully review the enclosed materials, which explains the proposals in more detail. As a stockholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Annual Meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form:

• By touch-tone telephone;

• By Internet;

• By signing, dating and returning the enclosed proxy card or voting instruction form in the postage-paid envelope; or

• By participating at the Annual Meeting as described above.

If you do not vote using one of these methods, you may be called by Georgeson LLC, the Company’s proxy solicitor, to vote your shares.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on March 27, 2024. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Annual Meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. If you attend the meeting, you may revoke your proxy prior to its exercise and vote virtually at the meeting. In the event that there are not sufficient stockholders present for a quorum, the Annual Meeting may be adjourned from time to time, in the manner provided in our bylaws, until a quorum will be present or represented.

If you have any questions about the proposals to be voted on or the virtual meeting, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at (888) 505-9118.

By Order of the Board of Directors,

/s/ Rajneesh Vig

Chair of the Board of Directors and

Chief Executive Officer

Santa Monica, California

April 3, 2024

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, postage-prepaid envelope, or authorize a proxy to vote your shares by telephone or through the Internet. Even if you authorize a proxy prior to the Annual Meeting, you still may attend the Annual Meeting, revoke your proxy, and vote your shares virtually.

BlackRock TCP Capital Corp.

2951 28th Street, Suite 1000

Santa Monica, California 90405

(310) 566-1003

PROXY STATEMENT 2024

Annual Meeting of Stockholders

This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors") of BlackRock TCP Capital Corp., a Delaware corporation (the "Company"), for use at the 2024 Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on May 23, 2024, at 9:00 a.m. Pacific Time, and at any postponements, adjournments or delays thereof. Stockholders will not have to travel to attend the Annual Meeting but will be able to view the Annual Meeting live and cast their votes by accessing a web link. However, stockholders will have the same rights in the virtual meeting as they would in in-person meetings. To attend the Annual Meeting please follow the directions below and use the following link: meetnow.global/MH9MF9C.

We encourage you to access the Annual Meeting prior to the start time. The live webcast and listen-only conference call will begin promptly at 9:00 a.m. Pacific Time. The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. You will not be able to attend the Annual Meeting in person. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to dial-in to the conference call or log in and ensure that they can hear audio prior to the start of the Annual Meeting.

If you want to submit a question during the Meeting, log into the live webcast at meetnow.global/MH9MF9C, click on the “Q&A” icon at the top right of your screen, type a question or comment in the free form section and click “Send” to submit your question

If your shares in the Company are registered in your name, you may attend and participate in the Annual Meeting at meetnow.global/MH9MF9C by entering the control number found in the shaded box on your proxy card on the date and time of the Annual Meeting. You may vote during the Annual Meeting by following the instructions that will be available on the Annual Meeting website during the Annual Meeting.

If you are a beneficial stockholder of the Company (that is if you hold your Company shares through a bank, broker, financial intermediary or other nominee) and want to attend the Annual Meeting you must register in advance of the Annual Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Company holdings along with your name and email address to Georgeson LLC, the Company’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Annual Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Annual Meeting. This Proxy Statement, the accompanying proxy card and the Company's Annual Report for the fiscal year ended December 31, 2023 are first being sent to stockholders on or about April 10, 2024.

It is important that every stockholder authorize a proxy so that we can achieve a quorum and hold the Annual Meeting. The presence at the Annual Meeting, in person via webcast or by proxy, of holders of not less than one-third of the Company’s shares issued and outstanding and entitled to vote at the meeting will constitute a quorum for the transaction of business. If a quorum is not met, then we will be required to adjourn the meeting and incur additional expenses to continue to solicit additional votes.

We have engaged a proxy solicitor, who may call you and ask you to vote your shares. The proxy solicitor will not attempt to influence how you vote your shares, but only ask that you take the time to cast a vote. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to our proxy tabulation firm.

We encourage you to vote, either by voting virtually at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or authorize a proxy to vote your shares by telephone or through the Internet, and we receive it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you properly execute the proxy card and give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as Directors and FOR the proposal to authorize the Company, with the approval of its Board of Directors, to sell its common shares at a price or prices below the Company's then current net asset value per share in one or more offerings (for up to the next 12 months), subject to certain limitations set forth herein (including, without limitation, that the number of shares sold on any given date does not exceed 25% of the Company's then outstanding common stock immediately prior to such sale).

If you are a stockholder "of record" (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the Company's Chief Compliance Officer in writing, by submitting a properly executed, later-dated proxy, or by voting virtually at the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote virtually whether or not he or she has previously authorized a proxy.

If your shares are held for your account by a broker, trustee, bank or other institution or nominee, you may vote such shares at the Annual Meeting only if you have a legal proxy and present it at the Annual Meeting.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone.

For information on how to obtain directions to attend the Annual Meeting via webcast, please contact Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at (888) 505-9118. You will not be able to attend the Annual Meeting in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING TO BE HELD ON May 23, 2024

The following materials relating to this Proxy Statement are available at https://www.proxy-direct.com/blk-33801:

•
this Proxy Statement;
•
the accompanying Notice of Annual Meeting; and
•
the Company’s Annual Report for the fiscal year ended December 31, 2023.

Purpose of Annual Meeting

The Annual Meeting has been called for the following purposes:

1.
To elect all six Director nominees to the Board of Directors of the Company to serve until the 2025 Annual Meeting of Stockholders of the Company, or until his or her successor is duly elected and qualifies;
2.
To consider and vote on a proposal to authorize the Company, with approval of its Board of Directors, to sell shares of the Company's common stock at a price or prices below its then current net asset value per share in one or more offerings (for up to the next 12 months), subject to certain limitations set forth herein (including, without limitation, that the number of shares sold on any given date does not exceed 25% of the Company's then outstanding common stock immediately prior to such sale); and
3.
To transact such other business as may properly come before the Annual Meeting and any adjournments, postponements or delays thereof.

Voting Securities

You may vote your shares at the Annual Meeting only if you were a stockholder of record at the close of business on March 27, 2024 (the "Record Date"). At the close of business on the Record Date, the Company had 85,591,134 common shares outstanding. Each share is entitled to one vote.

Quorum Required

The holders of not less than one-third of the Company’s shares issued and outstanding and entitled to vote at the Annual Meeting, present in person via webcast or represented by proxy, will constitute a quorum at the Annual Meeting for the transaction of business.

If a quorum is not met, then we will be required to adjourn the meeting and incur additional expenses to continue to solicit additional votes.

Shares that are present at the Annual Meeting, but then abstain, including by reason of so called “broker non-votes,” will be treated as present for purposes of establishing a quorum. However, abstentions and “broker non-votes” on a matter are not treated as votes cast on such matter. A broker non-vote with respect to a matter occurs when a nominee holding shares for a beneficial owner is present at the meeting with respect to such shares, has not received voting instructions from the beneficial owner on the matter in question and does not have, or chooses not to exercise, discretionary authority to vote the shares on such matter.

Vote Required

Proposal I. Election of Directors. The election of a Director requires the affirmative vote of a plurality of the Company's shares entitled to vote represented in person via webcast or by proxy at the Annual Meeting so long as a quorum is present. If you vote to "Withhold Authority" with respect to a nominee, your shares will not be voted with respect to the person indicated. Because the Company requires a plurality of votes to elect each such Director, withheld votes and broker non-votes, if any, will not have an effect on the outcome of this Proposal.

Proposal II. To Authorize the Company to Sell Its Common Shares (For up to the Next 12 Months) at a Price or Prices below the Company's Then Current Net Asset Value per Share in One or More Offerings. Approval of this proposal may be obtained by the affirmative vote of (i) a majority of the outstanding common shares entitled to vote at the Annual Meeting; and (ii) a majority of the outstanding common shares entitled to vote at the Annual Meeting that are not held by affiliated persons of the Company. The Investment Company Act of 1940, or 1940 Act, defines "a majority of the outstanding shares" as: (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (ii) 50% of the outstanding voting securities of a company, whichever is less. Proposal II will also be approved if we receive approval from a majority of the number of beneficial holders of our common stock entitled to vote at the Annual Meeting, without regard to whether a majority of our shares of common stock are voted in favor of the proposal. Abstentions and broker non-votes on Proposal II will have the same effect as votes against the proposal.

Adjournment. The Annual Meeting may be adjourned from time to time pursuant to our bylaws. If a quorum is not present or represented at the Annual Meeting or if the chair of the Annual Meeting believes it is in the best interests of the Company, the chair of the Annual Meeting has the power to adjourn the meeting from time to time, in the manner provided in our bylaws, until a quorum will be present or represented or to provide additional time to solicit votes for one or more proposals.

Information Regarding This Solicitation

The Company will bear all costs and expenses related to the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting and proxy cards. Such costs and expenses are estimated to be approximately $387,200. If brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to and obtain proxies from such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company, Tennenbaum Capital Partners, LLC, which is the Company's investment adviser (the "Advisor"), and/or Series H of SVOF/MM, LLC, which is the Company's administrator (the "Administrator"). The Advisor and the Administrator are located at 2951 28th Street, Suite 1000, Santa Monica, California 90405. No additional compensation will be paid to directors, officers, regular employees, the Advisor or the Administrator for such services.

The Company intends to use the services of Georgeson LLC, to assist in the solicitation of proxies and expects to pay market rates for such services, with an estimated base fee not to exceed $8,000 plus estimated additional fees and expenses that may cause the Company to pay Georgeson LLC, approximately $150,000 in total fees and expenses based on the prior year combined proxy solicitation costs for the annual and special meetings.

Stockholders may provide their voting instructions by telephone or through the Internet. These options require stockholders to input the control number which is located on each proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who authorize a proxy via the Internet will be able to confirm their voting instructions prior to submission.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to our proxy tabulator.

Security Ownership of Certain Beneficial Owners and Management

As of March 27, 2024, there were no persons that owned more than 25% of our outstanding voting securities, and no person would be presumed to control us, as such term is defined in the 1940 Act.

Our Directors are divided into two groups — interested directors and independent directors. "Interested Directors" are those who are "interested persons" of the Company, as defined in the 1940 Act. "Independent Directors" are those who are not "interested persons" of the Company, as defined in the 1940 Act.

The following table sets forth, as of December 31, 2023, certain ownership information with respect to the Company's shares for those persons who may, insofar as is known to us, directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common shares and the beneficial ownership of each Director nominee and executive officer, and the executive officers and Directors as a group. As of March 27, 2024, all Directors and executive officers as a group owned less than 1% of the Company's outstanding common shares.

Ownership information for those persons, if any, who own, control or hold the power to vote, 5% or more of our shares is based upon Schedule 13D or Schedule 13G filings by such persons with the Securities and Exchange Commission (the "Commission") and other information obtained from such persons, if available. Such ownership information is as of the date of the applicable filing and may no longer be accurate.

Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of the Company he or she beneficially owns and has the same address as the Company. The Company's address is 2951 28th Street, Suite 1000, Santa Monica, California 90405.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
5% or more holders
None
Interested Directors
Common Stock	Rajneesh Vig	67,250	*
Independent Directors
Common Stock	John R. Baron (1)	—
Common Stock	Eric J. Draut	52,532	*
Common Stock	Karen L. Leets	—	*
Common Stock	Andrea L. Petro	6,823	*
Common Stock	Maureen K. Usifer(2)	—	*
Executive Officers
Common Stock	Philip Tseng	11,379	*
Common Stock	Erik Cuellar	250	*
Common Stock	Nik Singhal(3)	—	*
Common Stock	Charles C.S. Park	—	*

* Represents less than 1%.

(1) As of the record date, Mr. Baron owned 8,404 shares of the Company.

(2) As of the record date, Ms. Usifer owned 20,997 shares of the Company.

(3) As of the record date, Mr. Singhal owned 31,942 shares of the Company.

The following table sets out the dollar range of our equity securities beneficially owned by each of the Director nominees as of December 31, 2023. We are not part of a "family of investment companies," as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in the Company(1)
Interested Directors
Rajneesh Vig	Over $100,000
Independent Directors
John R. Baron	None(2)
Eric J. Draut(3)	Over $100,000
Karen L. Leets	None
Andrea L. Petro	$50,001-$100,000
Maureen K. Usifer	None(4)

(1)
Dollar ranges are as follows: none, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, or over $100,000.
(2)
As of the record date, the dollar range of equity securities owned by Mr. Baron was $50,001—$100,000.
(3)
Mr. Draut has a remaining capital commitment of $42,000 in Tennenbaum Special Situations Fund IX, LLC, a private investment fund advised by the Advisor.
(4)
As of the record date, the dollar range of equity securities owned by Ms. Usifer was over $100,000.

Proposal I. Election of Directors

Pursuant to our certificate of incorporation and bylaws our Board of Directors may change the number of Directors constituting the Board of Directors, provided that the number thereof will never be less than two nor more than nine. We currently have six Directors on our Board of Directors, all of which are standing for election this year. Each has consented to being named in this Proxy Statement and agreed to serve if elected. If any Director is unavailable for re-election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee(s) as the Company’s Governance and Compensation Committee may select. It is not anticipated that any nominee will be unable or unwilling to serve. Each Director nominee elected at the Annual Meeting will serve until the later of the date of our 2025 Annual Meeting or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal.

A stockholder can vote for or withhold his or her vote from any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If a nominee should decline or be unable to serve as a Director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that any of the persons named below will be unable or unwilling to serve, and each such person has consented to being named in this Proxy Statement and to serve if elected.

The Board of Directors recommends that you vote FOR the election of the nominees named in this Proxy Statement.

INFORMATION ABOUT THE NOMINEES AND DIRECTORS

Certain information with respect to the nominees for election at the Annual Meeting and the Directors is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a Director.

The 1940 Act and the NASDAQ rules require that our Board of Directors consist of at least a majority of independent directors. Under the 1940 Act, in order for a Director to be deemed independent, he or she, among other things, generally must not: own, control or hold power to vote, 5% or more of the voting securities of, or control the Company or an investment advisor or principal underwriter to the Company; be an officer, director or employee of the Company or of an investment advisor or principal underwriter to the Company; be a member of the immediate family of any of the foregoing persons; knowingly have a direct or indirect beneficial interest in, or be designated as an executor, guardian or trustee of an interest in, any security issued by an investment advisor or principal underwriter to the Company or any parent company thereof; be a partner or employee of any firm that has acted as legal counsel to the Company or an investment advisor or principal underwriter to the Company during the last two years; or have certain relationships with a broker-dealer or other person that has engaged in agency transactions, principal transactions with, lent money or other property to, or distributed shares on behalf of, the Company. Under NASDAQ rules, in order for a Director to be deemed independent, the Company's Board of Directors must determine that the individual does not have a relationship that would interfere with the Director's exercise of independent judgment in carrying out his or her responsibilities.

The Board of Directors, in connection with the 1940 Act and NASDAQ rules, as applicable, has considered the independence of members of the Board of Directors who are not employed by the Advisor and has concluded that John R. Baron, Eric J. Draut, Karen L. Leets, Andrea L. Petro, and Maureen K. Usifer (the "Independent Directors") are not "interested persons" as defined by the 1940 Act and therefore qualify as independent directors under the standards promulgated by the 1940 Act and the NASDAQ rules. In reaching this conclusion, the Board of Directors concluded that Mses. Leets, Petro and Usifer and Messrs. Baron and Draut had no relationships with the Advisor or any of its affiliates, other than their positions as Directors of the Company and other than, if applicable, investments in us or other private funds managed by the Advisor that are on the same terms as those of other stockholders and investors.

Each Director nominee has been nominated for election as a Director to serve until the 2025 Annual Meeting of Stockholders of the Company, or until his or her successor is duly elected and qualifies. None of the Independent Directors has been proposed for election pursuant to any agreement or understanding with any other Director or the Company. The Company is party to an investment advisory agreement with the Advisor. Mr. Vig is employed by the Advisor. In addition, pursuant to the terms of an administration agreement, the Administrator provides, or arranges to provide, the Company with the office facilities and administrative services necessary to conduct our day-to-day operations. The Administrator is controlled by the Advisor and its affiliates.

Biographical Information

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Director*
Independent Director Nominees
John R. Baron 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of birth: 1957	Director; Audit Committee Member, Governance and Compensation Committee Member and Joint Transactions Committee Member	March 18, 2024; 2024 to present

Until its merger with and into a wholly-owned indirect subsidiary of the Company on March 18, 2024, Mr. Baron was a Director of BlackRock Capital Investment Corporation.

Mr. Baron was the Managing Member of Crystal Ridge Partners, LP, a New Jersey based private equity firm. Prior to joining Crystal Ridge Partners, Mr. Baron was a Senior Partner of JP Morgan Partners, LP, a global private equity firm, and its predecessors. Prior to joining the private equity unit in 1995, Mr. Baron previously held senior management positions in banking and investment banking with JP Morgan and its predecessors.

In addition to serving on the board of a number of not-for-profit organizations, Mr. Baron was the Managing Member for Crystal Ridge Partners.

Mr. Baron continues as an owner of Big Rock Sports, a leading distributor

				1 BDC consisting of 1 Portfolio	None.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Director*

of hunting and fishing products in North America and served as a director of Big Rock Sports from 2000 to 2021. Mr. Baron is currently an owner and director of Rufus Aviation Fund/BIAero, an aerospace parts business and an owner and director of Data Metrics Technologies, LLC, a proprietary software application company that identifies, reads and cleanses data exported from disparate ERP systems and other data sources. From 2008 to 2019, Mr. Baron was a director of Bronco Manufacturing, a leading manufacturer of spare parts for oil and gas drillings rigs.

Eric J. Draut 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of birth: 1957	Lead Independent Director, Audit Committee Member, Governance and Compensation Committee Member and Joint Transactions Committee Member	2024; 2011 to present

From 2011 to present, Mr. Draut has been a Director, Chair or a Member of the Company's Audit Committee, a Member of the Governance and Compensation Committee and a Member of the Joint Transactions Committee. From 2021 to present, Mr. Draut has been a Director of BlackRock Direct Lending Corp., and from 2022 to present, Mr. Draut has been a Trustee of BlackRock Private Credit Fund. In 2021, Mr. Draut was appointed the Lead Independent Director. Since August 2022, Mr. Draut has served as a trustee of the ELCA Foundation. In February 2015, Mr. Draut was appointed to the Board of Thrivent Financial for Lutherans, a registered investment adviser and Fortune 500 Company, and is the Chair of the Audit Committee and serves on the Governance Committee of the Board. In February 2015, Mr. Draut was also appointed to the Board of Holy Family Ministries, operator of Holy Family School, where he served as the Interim Chief Executive Officer from 2017 to 2018 and currently serves as chair of the board. From 2008 to 2010 and again from 2014 to 2017, Mr. Draut was Chairman of the Board of Lutheran Social Services of Illinois. From 2012 to 2014, Mr. Draut was Executive Chairman and, in 2017, became chairman emeritus of the Board of Lutheran Social Services of Illinois.

				3 BDCs consisting of 3 Portfolios	None.
Karen L. Leets 2951 28th Street, Suite 1000, Santa Monica,	Director, Audit Committee Member, Governance and Compensation Committee Member and Joint Transactions Committee Member	2024; October 2022 to present

From October 2022 to present, Ms. Leets has been a Director and a Member of the Audit Committee, the Governance and Compensation Committee and the Joint Transactions Committee. From 2023 to present, Ms. Leets has been a Director of BlackRock Direct Lending Corp. From 2019 to present, she has served

				2 BDCs consisting of 2 Portfolios	None.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Director*
California 90405 Year of birth: 1956

as a Senior Vice President and Treasurer of Baxter International Inc. Ms. Leets previously served as Assistant Treasurer of Google LLC from 2017 to 2018. From 2013 to 2017, Ms. Leets was a Vice President and Treasurer of Kimberly-Clark Corporation. She holds a CPA license in the State of Illinois.

Andrea L. Petro 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of birth: 1952	Director, Audit Committee Member, Governance and Compensation Committee Chair and Joint Transactions Committee Member	2024; August 4, 2020 to present

From 2020 to present, Ms. Petro has been a Director and a Member of the Audit Committee, the Governance and Compensation Committee and the Joint Transactions Committee. From March 2024 to present, Ms. Petro has been Chair of the Governance and Compensation Committee. Ms. Petro has served as a Trustee of BlackRock Private Credit Fund. Ms. Petro is an independent consultant providing advice for lenders in the specialty commercial and consumer finance sectors. From October, 2023 to the present Ms. Petro has been a consultant for White Oak Healthcare finance. From July 2020 to present, Ms. Petro also serves as a Director of Ready Capital Corporation. From June 2018 to February 2020, Ms. Petro served as Managing Director and Group Head of the Specialty Commercial Finance Group of Waterfall Asset Management. Ms. Petro served as a consultant for Waterfall Asset Management from March 2020 through February 2023. Ms. Petro previously worked at Wells Fargo Capital Finance from December 2000 to December 2017 as the Executive Vice President and Group Head of the Lender Finance Division and Supply Chain Finance Division. Ms. Petro currently serves as a member of the MS Finance Advisory Board of the McCombs School of Business at the University of Texas at Austin. She also served as the President of the Commercial Finance Association from 2016 to 2017 and previously served as a member of the Secured Finance Foundation board of directors from 2000 to 2022. Ms. Petro holds a Master of Business Administration degree in finance from the McCombs School of Business at the University of Texas and a Bachelor of Arts degree with a concentration in Russian and Soviet Studies from Kent State University. Ms. Petro’s knowledge of financial and accounting matters qualifies her

				2 BDCs consisting of 2 Portfolios	None.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Director*
to serve as a member of the Company’s Audit Committee.
Maureen K. Usifer 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of birth: 1960	Director; Audit Committee Chair; Governance and Compensation Committee Member and Joint Transactions Committee Member	2024; 2024 to present

Until its merger with and into a wholly-owned indirect subsidiary of the Company on March 18, 2024, Ms. Usifer was a Director of BlackRock Capital Investment Corporation. Ms. Usifer is also a Director of BlackRock Direct Lending Corp. and a Trustee of BlackRock Private Credit Fund.

From 2018 to present Ms. Usifer has served as a Director for PC Construction. Ms. Usifer was a member of the Green Mountain Care Board, a regulatory board appointed by the Governor in Vermont responsible for approving hospital budgets, insurance rates and capital projects, from 2017 to 2021. Ms. Usifer served as CFO of Seventh Generation Inc., a distributor of its brand of household and personal care products, from 2012 to 2016. From 1996 to 2012, Ms. Usifer served in various roles with Church & Dwight Co., Inc. (“Church & Dwight”), a major producer of baking soda and consumer products. Ms. Usifer served as Vice President of Investor Relations, Senior Finance Director, Divisional CFO and controller during her tenure at Church & Dwight. Ms. Usifer received an undergraduate degree in business from St. Michael’s College and an M.B.A. in Finance from Clarkson University.

				3 BDCs consisting of 3 Portfolios	Ms. Usifer currently serves as a Director of Liberty All Star Funds and serves as chair of the audit committee.
Interested Director Nominee
Rajneesh Vig 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of birth: 1971	Chair of the Board of Directors and Chief Executive Officer	2024; 2013 to present (Director; Chair of the Board since 2021); 2021 to present (Chief Executive Officer); 2012 to 2021 (President); 2013 to 2021 (Chief Operating Officer)

In 2012, Mr. Vig became President of the Company. In 2013, Mr. Vig became a Director and the Chief Operating Officer of the Company. In 2021, Mr. Vig became the Chief Executive Officer and Chair of the Board of Directors. From 2022 to present, Mr. Vig has been Chair of the Board of Trustees and Chief Executive Officer of BlackRock Private Credit Fund. Mr. Vig is also as an executive officer of other consolidated funds managed by the Advisor. From 2011 to 2018, Mr. Vig was a Managing Partner of the Advisor. From 2009 to 2010, he was a Partner of the Advisor. From 2006 to 2008, he was a Managing Director of the Advisor. He has served on the board of 36th Street Capital since 2015 and Edmentum since 2016, and on the Board of Trustees and was the Finance Committee Chair for

				2 BDC consisting of 2 Portfolio	None.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Director*
Connecticut College from 2020 until mid-year 2023.
Officers Who Are Not Directors
Philip Tseng 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of Birth: 1976	President	N/A; 2021 to present

Mr. Tseng is the President of the Company. From 2022 to present, he has also served as President of BlackRock Private Credit Fund. Mr. Tseng is also a member of BlackRock's Global Credit Platform. Mr. Tseng is Co-Head of U.S. Private Capital and is the Investment Committee Co-Chair for BlackRock's U.S. Private Capital business. Mr. Tseng is responsible for co-leading the platform, originating and executing investment opportunities, and maintaining relationships with key deal sources and intermediaries across the U.S.. Mr. Tseng is also Co-Chair of the Management Operating Committee for U.S. Private Capital and a member of the Private Credit Executive Committee for Global Credit. Prior to joining BlackRock, Mr. Tseng served on the Management Committee and was a Managing Partner at Tennenbaum Capital Partners ("TCP"). TCP managed more than $9 billion in committed capital and was acquired by BlackRock in 2018. In addition to managing the growth and build out of TCP's capital base, products, and investment processes, Mr. Tseng was responsible for sourcing, evaluating, structuring and executing private debt and equity investments. Prior to TCP, Mr. Tseng held roles in equity research and investment banking at Credit Suisse First Boston and Deutsche Banc Alex Brown. Mr. Tseng previously served as a Director on the Boards of First Advantage, ITC DeltaCom, Connexity Inc., and Anacomp, Inc. Mr. Tseng also served as a Director with the United States Tennis Association (USTA) Southern California and the California Science Center Foundation. Mr. Tseng currently serves as Chairman of AutoAlert. Mr. Tseng received his A.B. with honors in Economics from Harvard College and his M.B.A. from Harvard Business School.

				N/A	N/A
Erik L. Cuellar 2951 28th Street, Suite 1000, Santa Monica,	Chief Financial Officer, Treasurer	N/A; 2021 to present	From 2011, Mr. Cuellar has served as Controller of other funds managed by the Advisor and its affiliates.	N/A	N/A

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Director*
California 90405 Year of Birth: 1971
Charles C. S. Park 50 Hudson Yards, New York, New York 10018 Year of birth: 1967	Chief Compliance Officer	N/A; 2021 to present

Charles C.S. Park is Chief Compliance Officer of the Company and the Advisor. He also serves as Chief Compliance Officer of BlackRock Direct Lending Corp. and BlackRock Private Credit Fund, and formerly served as Chief Compliance Officer of BlackRock Capital Investment Corporation. Mr. Park is the Chief Compliance Officer to BlackRock's U.S. Mutual Funds (since 2014), Closed-End Funds (since 2014), and iShares Exchange-Traded Funds (since 2006) (the "Funds") and the Funds' registered investment advisers, the Advisor and BlackRock Fund Advisors.

				N/A	N/A
Laurence D. Paredes 50 Hudson Yards New York, New York 10018 Year of Birth: 1968	Secretary	N/A; 2021 to present

Mr. Paredes is the Secretary of the Company. He also serves as the Secretary of BlackRock’s other BDCs: BlackRock Direct Lending Corp. and BlackRock Private Credit Fund. Mr. Paredes formerly served as the Secretary of BlackRock Capital Investment Corporation. Mr. Paredes also serves as Private Debt Product Structuring & Fund Board Engagement Lead for BlackRock’s Global Private Debt Business & Product Strategy team. Mr. Paredes is responsible for focusing on the regulatory and legal complexities associated with product structuring, business strategy and client engagement towards the strategic expansion of BlackRock’s global debt product suite. Additionally, Mr. Paredes is responsible for ongoing governance and fund board engagement for the Global Private Debt platform and existing and future BDCs. Prior to joining BlackRock’s Global Private Debt Business & Product Strategy team, Mr. Paredes was a member of the BlackRock Legal & Compliance Department from 2008 to 2023, where he served as General Counsel to the Company, BlackRock Capital Investment Corporation, BlackRock Direct Lending Corp. and BlackRock Private Credit Fund, and also supported BlackRock’s U.S. registered funds business and BlackRock’s U.S. Wealth Advisory business. Mr. Paredes also served as General Counsel of BlackRock Kelso Capital Advisors LLC, as well as

				N/A	N/A

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Director*

General Counsel and Chief Compliance Officer of BlackRock Kelso Mezzanine Partners I, LLC and BKCA Mezzanine Advisors LLC. Prior to joining BlackRock in 2008, Mr. Paredes served as Senior Vice President, General Counsel and Corporate Secretary for Porter Novelli, Inc., an Omnicom Group Inc. agency. Before Porter Novelli, Inc., Mr. Paredes was with the law firms of Spitzer & Feldman P.C. and Beckman, Millman & Sanders LLP, where he practiced corporate, securities and investment management law. Mr. Paredes has previously served as a Trustee for the Rye Country Day School and the Frederick Gunn School. Mr. Paredes received a B.A. (Economics) from Hobart College and a J.D. from the Benjamin N. Cardozo School of Law.

Nik Singhal 50 Hudson Yards New York, New York 10018 Year of birth: 1974	Chief Operating Officer	N/A; 2024 to present

Mr. Singhal is the Chief Operating Officer of the Company. Mr. Singhal is also a Managing Director of BlackRock and also serves as Director and Chief Executive Officer of BlackRock Direct Lending Corp. Additionally, Mr. Singhal focuses on portfolio construction and management for various funds and is a member of the Investment Committees for direct lending funds managed by BlackRock. He was also previously the head of investor relations, President, and a member of the Investment Committee for BlackRock Capital Investment Corporation. Prior to moving to his current role at BlackRock in 2016, Mr. Singhal was a managing director in the Financial Markets Advisory Group within BlackRock Solutions, where he provided portfolio management and advisory services to clients with a focus on corporate debt, shipping loans, consumer and esoteric asset-backed securities. Prior to joining BlackRock in 2010, Mr. Singhal worked as a senior investment professional at HBK Capital Management in Dallas where he was responsible for originating and managing direct corporate loans and other opportunistic investments. He joined HBK in 2005. Prior to that, Mr. Singhal was a vice president in the Fixed Income Division of Lehman Brothers in New York responsible for structuring and managing principal transactions, primarily focusing on esoteric asset-backed securities and distressed

				N/A	N/A

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Director*
corporate debt. He joined Lehman Brothers in 1998. Mr. Singhal earned a BS degree in Computer Science & Engineering from IIT Delhi in 1995 and an MBA degree from IIM Ahmedabad in 1998.

* Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”

† Mr. Vig is an “interested person” (as defined in the 1940 Act) of the Company by virtue of his current position with the Advisor.

M. Freddie Reiss and Peter Schwab retired from the Board of Directors on March 18, 2024, in connection with the closing of the merger of BlackRock Capital Investment Corporation with and into an indirect wholly-owned subsidiary of the Company. Messrs. Reiss and Schwab have accepted appointments to serve as Advisory Directors to the Board of Directors until the 2025 Annual Meeting of Stockholders of the Company.

The Board of Directors has adopted procedures for evaluating potential Director candidates against the knowledge, experience, skills, expertise and diversity that it believes are necessary and desirable for such candidates. The Board of Directors believes that each Director satisfied, at the time he or she was initially elected or appointed a Director, and continues to satisfy, the standards contemplated by such procedures. In addition to such procedures, the Board of Directors has adopted requirements that (1) no Director serve concurrently as a director of more than six public companies, for which directorships on companies in a family of funds will count as a single directorship and (2) Directors be subject to a mandatory retirement age of 75, which mandatory retirement age may be waived by a majority vote of the Board of Directors. Furthermore, in determining that a particular Director was and continues to be qualified to serve as a Director, the Board of Directors has considered a variety of criteria, none of which, in isolation, was controlling. The Board of Directors believes that, collectively, the Directors have balanced and diverse experience, skills, attributes and qualifications, which allow the Board of Directors to operate effectively in governing the Company and protecting the interests of stockholders. Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Advisor and other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Directors. Each Director's ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a member of the Board of Directors, other investment companies, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board of Directors and committee meetings, as well as his or her leadership of standing committees; or other relevant life experiences. Information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board of Director's conclusion that the Director should serve as a Director of the Company, is provided below.

Interested Directors

Rajneesh Vig: Mr. Vig is the Chief Executive Officer and Chair of the Board of the Company. Mr. Vig also serves as Chief Executive Officer and Chair of the BlackRock Private Credit Fund. Prior to joining BlackRock in 2018, Mr. Vig was a Managing Partner of the Advisor since 2011 where he was also Chair of the Investment Committee and a member of the Management Committee. From 2009 to 2010, he was a Partner of the Advisor. From 2006 to 2008, he was a Managing Director of the Advisor. Prior to joining the Advisor, Mr. Vig worked for Deutsche Bank in New York as a member of the bank's Principal Finance Group. Prior to that, Mr. Vig was a Director in the Technology Investment Banking group in San Francisco where he advised a broad range of growth and large cap technology companies on merger, acquisition and public/private financing transactions. Prior to his time at Deutsche Bank, Mr. Vig was a Manager in Price Waterhouse's Shareholder Value Consulting group, and he began his career in Arthur Andersen's Financial Markets/Advisory group. He currently serves on the board of 36th Street Capital and Edmentum, and on the Board of Trustees and as the Finance Committee Chair for Connecticut College. He received a B.A. with highest honors in Economics and Political Science from Connecticut College and an M.B.A. in Finance from New York University. Mr. Vig's current service as Chief Executive Officer of the Company and executive officer of other consolidated funds managed by the Advisor provides him with a specific understanding of the Company, its operation, and the business and regulatory issues facing the Company. The Board of Directors benefits from Mr. Vig's experience in accounting, finance and consulting as well as his position with the Advisor.

Independent Directors

John R. Baron: Since March 2024, Mr. Baron has been a Director of the Company and is a member of the Company’s Audit Committee, member of the Governance and Compensation Committee and a member of the Joint Transactions Committee. Until its merger with and into a wholly-owned indirect subsidiary of the Company on March 18, 2024, Mr. Baron was a Director of BlackRock Capital Investment Corporation. Mr. Baron was the Managing Member of Crystal Ridge Partners, LP, a New Jersey based private equity firm. Prior to joining Crystal Ridge Partners, Mr. Baron was a Senior Partner of JP Morgan Partners, LP, a global private equity firm, and its predecessors. Prior to joining the private equity unit in 1995, Mr. Baron previously held senior management positions in banking and investment banking with JP Morgan and its predecessors. In addition to serving on the board of a number of not-for-profit organizations, Mr. Baron was the Managing Member for Crystal Ridge Partners. Mr. Baron continues as an owner of Big Rock Sports, a leading distributor of hunting and fishing products in North America and served as a director of Big Rock Sports from 2000 to 2021. Mr. Baron is currently an owner and director of Rufus Aviation Fund/BIAero, an aerospace parts business and an owner and director of Data Metrics Technologies, LLC, a proprietary software application company that identifies, reads and cleanses data exported from disparate ERP systems and other data sources. From 2008 to 2019, Mr. Baron was a director of Bronco Manufacturing, a leading manufacturer of spare parts for oil and gas drillings rigs.

Eric J. Draut: Mr. Draut is Lead Independent Director, a member of the Company’s Audit Committee, member of the Governance and Compensation Committee and a member of the Joint Transactions Committee. Mr. Draut also serves as a Director of BlackRock Direct Lending Corp. and a Trustee of BlackRock Private Credit Fund. The Company’s Board of Directors benefits from Mr. Draut’s nearly 30-year career in accounting and finance. Mr. Draut completed a 20-year career at Kemper Corporation (formerly Unitrin, Inc.) in 2010, serving the last nine years as Executive Vice President, Chief Financial Officer and a member of its board of directors. Mr. Draut also held positions at Kemper Corporation as Group Executive, Treasurer and Corporate Controller. Prior to joining Kemper Corporation, Mr. Draut was Assistant Corporate Controller at Duchossois Industries, Inc. and at AM International, Inc. Mr. Draut began his career at Coopers and Lybrand (now PricewaterhouseCoopers LLP). Mr. Draut is a Certified Public Accountant, received an M.B.A. in finance and operations from J.L. Kellogg Graduate School of Management at Northwestern University and a B.S. in accountancy from the University of Illinois at Urbana-Champaign, graduating with High Honors. Until September 2013 Mr. Draut served as a Director and Chairman of the audit committee of Intermec. In February 2015, Mr. Draut was appointed to the Board of Thrivent Financial for Lutherans, a registered investment adviser and Fortune 500 Company, and is the Chair of the Audit Committee and serves on the Governance Committee of the Board. In February 2015 Mr. Draut was also appointed to the Board of Holy Family Ministries, operator of Holy Family School, where he served as the Interim Chief Executive Officer from 2017 to 2018 and currently serves as chair of the board. Since August 2022, Mr. Draut has served as a trustee of the ELCA Foundation. Mr. Draut volunteers with Lutheran Social Services of Illinois where he currently serves as chairman emeritus of the Board of Directors and recently served as Executive Chairman of its Board of Directors. Mr. Draut is also a National Association of Corporate Directors Fellow. Mr. Draut’s knowledge of financial and accounting matters, and his independence from the Company and the Advisor, qualifies him to serve as a member of the Company’s Audit Committee.

Karen L. Leets: From October 2022 to present, Ms. Leets has been a Director and member of the Company’s Governance and Compensation Committee, member of the Audit Committee and a member of the Joint Transactions Committee. Ms. Leets also serves as a Director of BlackRock Direct Lending Corp. From 2019 to present, Ms. Leets has served as a Senior Vice President and Treasurer of Baxter International Inc. Ms. Leets previously served as Assistant Treasurer of Google LLC from 2017 to 2018. From 2013 to 2017, Ms. Leets was a Vice President and Treasurer of Kimberly-Clark Corporation. Prior to joining Kimberly-Clark, Ms. Leets worked in treasury roles at McDonald’s Corporation and USG Corporation. Ms. Leets began her career as a public accountant at Coopers & Lybrand (now PricewaterhouseCoopers LLP), where she worked for eight years. Ms. Leets is a Certified Public Accountant in Illinois and earned a B.S. in Accounting and an MBA from Indiana State University Scott School of

Business. Ms. Leets’ knowledge of financial and accounting matters qualifies her to serve as a member of the Company’s Audit Committee.

Andrea L. Petro: Ms. Petro is a Director and Chair of the Company’s Governance and Compensation Committee, member of the Audit Committee and a member of the Joint Transactions Committee. Ms. Petro also serves as a Trustee of BlackRock Private Credit Fund. Ms. Petro is an independent consultant providing advice for lenders in the specialty commercial and consumer finance sectors. From October, 2023 to the present Ms. Petro has been a consultant for White Oak Healthcare Finance. From July 2020 to present, Ms. Petro has served as a Director of Ready Capital Corporation. She served as Managing Director and Group Head of the Specialty Commercial Finance Group of Waterfall Asset Management from June 2018 through February 2020. Ms. Petro served as a consultant for Waterfall Asset Management from March 2020 through February 2023. Ms. Petro previously worked at Wells Fargo Capital Finance from December 2000 to December 2017 as the Executive Vice President and Group Head of the Lender Finance Division and Supply Chain Finance Division. Ms. Petro currently serves as a member of the MS Finance Advisory Board of the McCombs School of Business at the University of Texas at Austin. She also served as the President of the Commercial Finance Association from 2016 to 2017 and previously served as a member of the Secured Finance Foundation board of directors from 2000 to 2022. Ms. Petro holds a Master of Business Administration degree in finance from the McCombs School of Business at the University of Texas and a Bachelor of Arts degree with a concentration in Russian and Soviet Studies from Kent State University. Ms. Petro’s knowledge of financial and accounting matters qualifies her to serve as a member of the Company’s Audit Committee.

Maureen K. Usifer: Since March 2024, Ms. Usifer has been a Director of the Company, Chair of the Audit Committee, member of the Governance and Compensation Committee and a member of the Joint Transactions Committee. Ms. Usifer also serves as an Independent Trustee of BlackRock Private Credit Fund and a Director of BlackRock Direct Lending Corp. Until its merger with and into a wholly-owned indirect subsidiary of the Company on March 18, 2024, Ms. Usifer was a Director of BlackRock Capital Investment Corporation. Since 2018, Ms. Usifer has served as a Director for PC Construction. Ms. Usifer was a member of the Green Mountain Care Board, a regulatory board appointed by the Governor in Vermont responsible for approving hospital budgets, insurance rates and capital projects, from 2017 to 2021. Ms. Usifer served as CFO of Seventh Generation Inc., a distributor of its brand of household and personal care products, from 2012 to 2016. From 1996 to 2012, Ms. Usifer served in various roles with Church & Dwight, a major producer of baking soda and consumer products. Ms. Usifer served as Vice President of Investor Relations, Senior Finance Director, Divisional CFO and controller during her tenure at Church & Dwight. Ms. Usifer received an undergraduate degree in business from St. Michael’s College and an M.B.A. in Finance from Clarkson University.

Officers Who Are Not Directors

Erik L. Cuellar: Mr. Cuellar is the Chief Financial Officer and Treasurer of the Company, a Director of BlackRock and a member of BlackRock's Global Credit Platform. Mr. Cuellar has been at BlackRock and its predecessor, Tennenbaum Capital Partners ("TCP"), since 2011. Prior to his current role, Mr. Cuellar served as Controller for Ares Capital Corporation. Prior to that, Mr. Cuellar was with Metropolitan West Asset Management where he served as the Assistant Treasurer and Principal Accounting Officer for the Metropolitan West Funds. Prior to that, Mr. Cuellar managed the Alternative Investments Group at Western Asset Management Company. Mr. Cuellar began his career with Deloitte & Touche LLP where he was a Senior Auditor in their Financial Services Group. Mr. Cuellar earned a B.S. in Accounting from California State University Northridge and is a Certified Public Accountant in California.

Philip Tseng: Mr. Tseng is the President of the Company. Mr. Tseng also serves as President of BlackRock Private Credit Fund and is a member of BlackRock's Global Credit Platform. Mr. Tseng is Co-Head of U.S. Private Capital and is the Investment Committee Co-Chair for BlackRock's U.S. Private Capital business. Mr. Tseng is responsible for co-leading the platform, originating and executing investment opportunities, and maintaining relationships with key deal sources and intermediaries across the U.S. Mr. Tseng is also Co-Chair of the Management Operating Committee for U.S. Private Capital and a member of the Private Credit Executive Committee for Global Credit. Prior to joining BlackRock, Mr. Tseng served on the Management Committee and was a Managing Partner at TCP. TCP managed more than $9 billion in committed capital and was acquired by BlackRock in 2018. In addition to managing the growth and build out of TCP's capital base, products, and investment processes, Mr. Tseng was responsible for sourcing, evaluating, structuring and executing private debt and equity investments. Prior to TCP, Mr.

Tseng held roles in equity research and investment banking at Credit Suisse First Boston and Deutsche Banc Alex Brown. Mr. Tseng previously served as a Director on the Boards of First Advantage, ITC DeltaCom, Connexity Inc., and Anacomp, Inc. Mr. Tseng also served as a Director with the United States Tennis Association (USTA) Southern California and the California Science Center Foundation. Mr. Tseng currently serves as Chairman of AutoAlert. Mr. Tseng received his A.B. with honors in Economics from Harvard College and his M.B.A. from Harvard Business School.

Laurence D. Paredes: Mr. Paredes is the Secretary of the Company. He also serves as the Secretary of BlackRock’s other BDCs: BlackRock Direct Lending Corp. and BlackRock Private Credit Fund BlackRock Private Credit Fund. Mr. Paredes formerly served as the Secretary of BlackRock Capital Investment Corporation. Mr. Paredes also serves as Private Debt Product Structuring & Fund Board Engagement Lead for BlackRock’s Global Private Debt Business & Product Strategy team. Mr. Paredes is responsible for focusing on the regulatory and legal complexities associated with product structuring, business strategy and client engagement towards the strategic expansion of BlackRock’s global debt product suite. Additionally, Mr. Paredes is responsible for ongoing governance and fund board engagement for the Global Private Debt platform and existing and future BDCs. Prior to joining BlackRock’s Global Private Debt Business & Product Strategy team, Mr. Paredes was a member of the BlackRock Legal & Compliance Department from 2008 to 2023, where he served as General Counsel to the Company, BlackRock Capital Investment Corporation, BlackRock Direct Lending Corp. and BlackRock Private Credit Fund, and also supported BlackRock’s U.S. registered funds business and BlackRock’s U.S. Wealth Advisory business. Mr. Paredes also served as General Counsel of BlackRock Kelso Capital Advisors LLC, as well as General Counsel and Chief Compliance Officer of BlackRock Kelso Mezzanine Partners I, LLC and BKCA Mezzanine Advisors LLC. Prior to joining BlackRock in 2008, Mr. Paredes served as Senior Vice President, General Counsel and Corporate Secretary for Porter Novelli, Inc., an Omnicom Group Inc. agency. Before Porter Novelli, Inc., Mr. Paredes was with the law firms of Spitzer & Feldman P.C. and Beckman, Millman & Sanders LLP, where he practiced corporate, securities and investment management law. Mr. Paredes has previously served as a Trustee for the Rye Country Day School and the Frederick Gunn School. Mr. Paredes received a B.A. (Economics) from Hobart College and a J.D. from the Benjamin N. Cardozo School of Law.

Charles C. S. Park:Mr. Park is the Chief Compliance Officer of the Company and the Advisor, and a Managing Director, Legal and Compliance, of BlackRock. He also serves as Chief Compliance Officer of BlackRock Direct Lending Corp. and BlackRock Private Credit Fund, and formerly served as Chief Compliance Officer of BlackRock Capital Investment Corporation. Mr. Park is the Chief Compliance Officer to BlackRock's U.S. Mutual Funds (since 2014), Closed-End Funds (since 2014), and iShares Exchange-Traded Funds (since 2006) (the "Funds") and the Funds' registered investment advisers, the Advisor and BlackRock Fund Advisors. Mr. Park became a Managing Director of BlackRock following the merger of Barclays Global Investors ("BGI") with BlackRock in 2009 (the "Merger"). Prior to the Merger, from 2006, he served as Chief Compliance Officer to BGI's Mutual Funds and iShares Exchange-Traded Funds and their registered investment adviser, Barclays Global Fund Advisors. Prior to joining BGI, Mr. Park was employed by American Century Investments where he served as Chief Compliance Officer from 2004 to 2006 and as Counsel from 1995 to 2004. Mr. Park has a B.A. and a J.D. from the University of Michigan, Ann Arbor.

Nik Singhal:Mr. Singhal is the Chief Operating Officer of the Company. Mr. Singhal is also a Managing Director of BlackRock and also serves as Director and Chief Executive Officer of BlackRock Direct Lending Corp. Additionally, Mr. Singhal focuses on portfolio construction and management for various funds and is a member of the Investment Committees for direct lending funds managed by BlackRock. He was also previously the head of investor relations, President, and a member of the Investment Committee for BlackRock Capital Investment Corporation. Prior to moving to his current role at BlackRock in 2016, Mr. Singhal was a managing director in the Financial Markets Advisory Group within BlackRock Solutions, where he provided portfolio management and advisory services to clients with a focus on corporate debt, shipping loans, consumer and esoteric asset-backed securities. Prior to joining BlackRock in 2010, Mr. Singhal worked as a senior investment professional at HBK Capital Management in Dallas where he was responsible for originating and managing direct corporate loans and other opportunistic investments. He joined HBK in 2005. Prior to that, Mr. Singhal was a vice president in the Fixed Income Division of Lehman Brothers in New York responsible for structuring and managing principal transactions, primarily focusing on esoteric asset-backed securities and distressed corporate debt. He joined Lehman Brothers in 1998. Mr. Singhal earned a BS degree in Computer Science & Engineering from IIT Delhi in 1995 and an MBA degree from IIM Ahmedabad in 1998.

CORPORATE GOVERNANCE

Our Directors have been divided into two groups — Interested Directors and Independent Directors. Interested Directors are "interested persons" as defined in the 1940 Act. Rajneesh Vig is an Interested Director by virtue of his employment with the Advisor. In part because the Company is an externally-managed investment company, the Board of Directors believes having a chairperson that is an Interested Director and that is familiar with the Company's portfolio companies, its day-to-day management and the operations of the Advisor, greatly enhances, among other things, its understanding of the Company's investment portfolio, business, finances and risk management efforts. In addition, the Board of Directors believes that Mr. Vig's employment with the Advisor allows for the efficient mobilization of the Advisor's resources at the Board of Director's behest and on its behalf. Mr. Draut serves as the Lead Independent Director. The Lead Independent Director coordinates the activities of the other Independent Directors and performs such other duties and responsibilities as the Board of Directors may determine, including presiding at all meetings of the Board of Directors at which the Chair is not present, including executive sessions of the Independent Directors. The Board of Directors believes its relatively small size and the composition and leadership of its committees allow each Director to enjoy full, accurate and efficient communication with the Company, the Advisor and management, and facilitates the timely transmission of information among such parties.

Director Independence

On an annual basis, each member of the Board of Directors is required to complete an independence questionnaire designed to provide information to assist the Board of Directors in determining whether the Director is independent. The Board of Directors has determined that each of our Directors, other than Mr. Vig, is independent under the 1940 Act and the NASDAQ Global Select Market listing standards.

Means by Which the Board of Directors Supervises Officers

The Board of Directors is regularly informed on developments and issues related to the business of the Company, and monitors the activities and responsibilities of the officers in various ways. At each regular meeting of the Board of Directors, the officers report to the Board of Directors on developments and important issues. Each of the officers, as applicable, also provides regular updates to the members of the Board of Directors regarding the Company's business between the dates of regular meetings of the Board of Directors. Officers and other members of the Advisor, at the invitation of the Board of Directors, regularly attend portions of meetings of the Board of Directors and its committees to report on the financial results of the Company, its operations, performance and outlook, and on areas of the business within their responsibility, including risk management and management information systems, as well as other business matters.

The Board of Directors’ Role in Risk Oversight

Day-to-day risk management with respect to the Company is the responsibility of the Advisor or other service providers (depending on the nature of the risk) subject to the supervision of the Advisor. The Company is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor and the other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Company. Risk oversight is part of the Board of Directors' general oversight of the Company and is addressed as part of various Board of Directors and committee activities. The Board of Directors, directly or through a committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Company and internal accounting personnel for the Advisor, as appropriate, regarding risks faced by the Company and management's or the service provider's risk functions. The committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Company's activities and associated risks. Our Chief Compliance Officer oversees the implementation and testing of the Company's compliance program and reports to the Board of Directors regarding compliance matters for the Company and its service providers. The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Code of Ethics

The Company has adopted codes of ethics and business conduct that apply to, among others, the Directors, as well as its officers, including its Chief Executive Officer, Chief Operating Officer and President, and Chief Financial Officer and Treasurer, or persons performing similar functions (collectively, "Senior Officers"). The code of ethics can be accessed at http://Investors.TCPCapital.com/corporate-governance.The Company intends to disclose any amendments to or waivers of required provisions of the applicable codes on the Company's website and as otherwise required by the rules promulgated by NASDAQ and the SEC.

Hedging Transactions

The Company’s codes of ethics and business conduct do not expressly prohibit Directors or Senior Officers from engaging in hedging transactions with respect to its securities.

BOARD MEETINGS

During the Company's fiscal year ended December 31, 2023, the Board of Directors met nine times. No incumbent Director who was a Director during such fiscal year attended less than 75% of the aggregate number of meetings of the Board of Directors and of each committee of the Board of Directors on which the Director served during the Company’s most recently completed fiscal year. All of the then-Directors attended the 2023 Annual Meeting of Stockholders of the Company virtually.

COMMITTEES OF THE BOARD OF DIRECTORS

Our Board of Directors currently has three committees: an Audit Committee, a Governance and Compensation Committee and a Joint Transactions Committee.

Audit Committee. The Audit Committee operates pursuant to a charter approved by our Board of Directors and met four times during the fiscal year ended December 31, 2023. The Audit Committee currently holds regular meetings on a quarterly basis and special meetings as needed. The charter sets forth the responsibilities of the Audit Committee and can be accessed at http://Investors.TCPCapital.com/corporate-governance. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board of Directors in fulfilling its responsibilities for overseeing all material aspects of our accounting and financial reporting processes, monitoring the independence and performance of our independent registered public accounting firm, providing a means for open communication among our independent accountants, financial and senior management and the Board of Directors, and overseeing our compliance with legal and regulatory requirements. The Audit Committee is presently composed of Mses. Leets, Petro and Usifer (Chair) and Messrs. Baron and Draut, each of whom is considered independent for purposes of the 1940 Act and The Nasdaq Global Select Market listing standards. Our Board of Directors has determined that each member of our Audit Committee is an "audit committee financial expert" as defined under Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934 (the "1934 Act"). In addition, each member of our Audit Committee meets the current independence and experience requirements of Rule 10A-3 of the 1934 Act and, in addition, is not an "interested person" of the Company or of the Advisor as defined in Section 2(a)(19) of the 1940 Act.

Joint Transactions Committee. The Joint Transactions Committee, which during the fiscal year ended December 31, 2023 was comprised of Mses. Leets and Petro and Messrs. Draut, Reiss and Schwab, met twelve times during such fiscal year. The Joint Transactions Committee is currently comprised of Mses. Leets, Petro and Usifer and Messrs. Baron and Draut. The Joint Transactions Committee operates to approve the allocation of certain private placement transactions in which we participate with one or more of the Advisor's other accounts in accordance with our exemptive orders obtained from the Commission.

Governance and Compensation Committee. The Governance and Compensation Committee operates pursuant to a charter approved by our Board of Directors. The charter sets forth the responsibilities of the Governance and Compensation Committee, including, but not limited to, making nominations for the appointment or election of Independent Directors, personnel training policies, administering the provisions of the code of ethics applicable to the Independent Directors and determining, or recommending to the Board of Directors for determination, the compensation of any officers of the Company. The charter can be accessed on the Company's website. Currently, the Company's officers do not receive any direct compensation from the Company. The Governance and Compensation Committee consists of Mses. Leets, Petro (Chair) and Usifer and Messrs. Baron and Draut,, each of whom is considered independent for purposes of the 1940 Act and The Nasdaq Global Select Market listing standards. The Governance and Compensation Committee met four times during the fiscal year ended December 31, 2023.

With respect to nominations to the Board of Directors, the Governance and Compensation Committee seeks to identify individuals to serve on the Board of Directors who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board of Directors will be better suited to fulfill its responsibility of overseeing the Company's activities. In so doing, the Governance and Compensation Committee reviews the size of the Board of Directors and the knowledge, experience, skills, expertise and diversity of the Directors in light of the issues facing the Company in determining whether one or more new Directors should be added to the Board of Directors.

The Governance and Compensation Committee may consider recommendations for nomination of Directors from our stockholders. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by our bylaws) and received at our principal executive offices not earlier than 150 days nor fewer than 120 days in advance of the first anniversary of the date on which we first mailed our proxy materials for the previous year's annual meeting of stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nominations must be received not earlier than the 150th day prior to the date of such annual meeting nor later than the later of (i) the 120th day prior to the date of such annual meeting or (ii) the 10th day following the day on which public announcement of such meeting date is made.

COMPENSATION OF DIRECTORS

The following table shows information regarding the compensation earned or actually received by the Company’s directors, none of whom is an employee of the Company, for service as a director for the fiscal year ended December 31, 2023. No compensation is paid by the Company to interested directors.

	Fees Earned or Paid
	in Cash(1) (2)	Total
Interested Directors:
Rajneesh Vig	—	—
Independent Directors:
Eric J. Draut	$229,500	$229,500
Karen L. Leets	$208,500	$208,500
Andrea L. Petro	$214,500	$208,500
M. Freddie Reiss(3)	$224,500	$224,500
Peter E. Schwab(3)	$217,500	$217,500
John R. Baron(4)	—	—
Maureen K. Usifer(4)	—	—

(1)
For a discussion of the Independent Directors’ compensation, see below.
(2)
The Company does not maintain a stock or option plan, non-equity incentive plan or pension plan for its directors.
(3)
Messrs. Reiss and Schwab retired from the Board on March 18, 2024.
(4)
Mr. Baron and Ms. Usifer were appointed to the Board on March 18, 2024.

The Company is authorized to pay each Independent Director the following amounts for serving as a Director: (i) $110,000 a year; (ii) $5,000 for each meeting of the Board of Directors or a committee thereof attended physically or virtually by Webex by such Director; (iii) $5,000 for each regular meeting of the Board of Directors or a committee thereof attended via telephone by such Director; and (iv) $1,000 for each special meeting of the Board of Directors or a committee thereof attended via telephone by such Director. The Lead Independent Director receives $20,000 per year. The Chair of the Audit Committee receives $15,000 per year and the Chair of the Governance and Compensation

Committee receives $5,000 per year. Each Director is also entitled to reimbursement for all out-of-pocket expenses of such person in attending each meeting of the Board of Directors and any committee thereof.

COMPENSATION OF OFFICERS

None of the officers receive compensation from the Company. The compensation of the officers is paid by the Advisor or an affiliate of the Advisor or through distributions from the Administrator. A portion of such compensation may be reimbursed by the Company for the cost to the Advisor or the Administrator of administrative services rendered by him or her on behalf of the Company.

INDEMNIFICATION OF BOARD MEMBERS AND OFFICERS

The governing documents of the Company generally provide that, to the extent permitted by applicable law, the Company will indemnify its Directors and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Company unless, as to liability to the Company or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Company will not indemnify Directors with respect to any matter as to which Directors did not act in good faith in the reasonable belief that his or her action was in the best interest of the Company or, in the case of any criminal proceeding, as to which the Directors had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in the Company’s governing documents are subject to any limitations imposed by applicable law.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have entered into a number of business relationships with affiliated or related parties, including the following:

•
We have entered into an investment management agreement with the Advisor.
•
The Administrator provides us with administrative services necessary to conduct our day-to-day operations. For providing these services, facilities and personnel, the Administrator may be reimbursed by us for expenses incurred by the Administrator in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our officers and the Administrator’s administrative staff and providing, at our request and on our behalf, significant managerial assistance to portfolio companies to which we are required to provide such assistance.
•
We have entered into a royalty-free license agreement with the Advisor and BlackRock, Inc., pursuant to which the Advisor and BlackRock have agreed to grant us a non-exclusive, royalty-free license to use the name “TCP” and “BlackRock.”

The Advisor and its affiliates, employees and associates currently do and in the future may manage other funds and accounts. The Advisor and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds or accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among us and those accounts. In general, the Advisor will allocate investment opportunities pro rata among us and the other funds and accounts (assuming the investment satisfies the objectives of each) based on the amount of committed capital each then has available. The allocation of certain investment opportunities in private placements will continue to be subject to Independent Director approval pursuant to the terms of the co-investment exemptive order applicable to us. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, we may desire to retain an asset at the same time that one or more other funds or accounts desire to sell it or we may not have additional capital to invest at a time the other funds or accounts do. If the Advisor is unable to manage our investments effectively, we may be unable to achieve our investment objective. In addition, the Advisor may face conflicts in allocating investment opportunities between us and certain other entities that could impact our investment returns.

While our ability to enter into transactions with our affiliates is restricted under the 1940 Act, we have received co-investment exemptive relief from the Commission permitting certain affiliated investments subject to certain conditions. The exemptive relief may enable us to participate in certain transactions that we could not invest in without the relief. However, as a result, we may face conflicts of interest on investments made pursuant to the exemptive relief conditions which could in certain circumstances affect adversely the price paid or received by us or the availability or size of the position purchased or sold by us.

DELINQUENT SECTION 16(A) REPORTS

Pursuant to Section 16(a) of the Exchange Act, the Company's Directors and executive officers, and any persons holding 10% or more of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely upon a review of Forms 3, 4 and 5 filed by such persons, the Company believes that each of its officers and directors and any persons holding 10% or more of its common stock complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended December 31, 2023.

Proposal II: Authorization of the Company to Sell Shares of its Common Stock at a Price below its Then Current Net Asset Value per Share

We are a closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the 1940 Act. Generally, the 1940 Act prohibits us from selling shares of our common stock at a price below the current net asset value, or NAV, per share of such stock. However, certain provisions of the 1940 Act permit such a sale if approved by our stockholders and, in certain cases, if our Board of Directors makes certain determinations.

Pursuant to this provision, we are seeking the approval of our common stockholders so that we may, in one or more public or private offerings of our common stock, sell shares of our common stock at a price below our then current NAV per share, subject to certain conditions discussed below (including, without limitation, that the number of shares sold on any given date does not exceed 25% of our then outstanding common stock immediately prior to such sale). The authorization would include offerings in connection with acquisitions of portfolio companies or other BDCs. If approved, the authorization would be effective for a 12-month period expiring on the anniversary of the date the Annual Meeting is concluded.

The Board of Directors of the Company, including a majority of the Independent Directors who have no financial interest in this proposal, has approved this proposal as in the best interests of the Company and its stockholders and recommends it to the stockholders for their approval. Upon obtaining the requisite stockholder approval, the Company will comply with the conditions described below in connection with any financing undertaken pursuant to this proposal. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority. See below for a discussion and examples of the dilutive effect of the sale of shares below NAV.

Reasons to Offer Common Stock Below NAV Per Share

Global capital markets have periodically experienced periods of disruption evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk, the failure of certain major financial institutions and general concerns about the state of the U.S. economy. Many investors sold assets because they had to repay debt and/or meet equity redemption requirements, which created an environment of forced selling. These sales created a negative pressure on valuations that led to unprecedented declines in prices in the corporate debt markets. The effect of all of these factors was an increase in realized and unrealized losses on debt and equity investments of many finance companies.

The current economic situation, including high interest rates and inflationary pricing, as well as various social, political and psychological tensions in the United States and around the world, may continue to contribute to severe market disruptions and volatility and reduced economic activity, may have long-term negative effects on the U.S. and worldwide financial markets and economy and may cause further economic uncertainties in the U.S. and worldwide. It is difficult to predict how long the financial markets and economic activity will continue to be impacted by these events and the Company cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets. However, these events could have a significant negative impact on the Company's performance, net asset value, liquidity, income, operating results and ability to pay distributions and service debt, as well as the performance, income, operating results and viability of companies in which it invests. If adverse conditions continue, the Company and other companies in the financial services sector may not have access to sufficient debt and equity capital to take advantage of favorable investment opportunities. Capital may not be available to the Company on favorable terms, or at all, in light of the inherent uncertainty and volatility of the financial markets.

In adverse economic environments, companies that have access to capital have a significant advantage. The Company believes that such market conditions may create opportunities to invest in assets at prices that are at discounts to their economic or intrinsic fair value. For firms that continue to have access to capital, adverse economic environments may provide investment opportunities on more favorable terms than in other periods, including more reasonable pricing of risk and more advantageous contractual provisions. To capitalize on these investment opportunities as they arise, the Company needs to be able to maintain consistent access to capital.

Additionally, if inflation rates increase or the Federal Reserve raises key benchmark interest rates, our cost of raising new debt or preferred equity capital could also increase such that debt or preferred equity capital may not be available to the Company on favorable terms, or at all. Moreover, these dynamics may at the same time cause the value of the Company’s existing portfolio investments to decrease, particularly if a recession occurs, thereby exacerbating the Company’s need to access equity capital markets to maintain a healthy balance sheet and required regulatory asset coverage ratios.

Stockholder approval of Proposal II will provide the Company with flexibility. In addition to using a portion of net proceeds from an offering of the Company’s shares at a price below NAV to make investments in accordance with the Company’s investment objective, the Company may use a portion of the net proceeds from any such offering to repay outstanding borrowings.

Many BDCs have sought and received authorization from their stockholders to sell shares of common stock at prices below NAV for many of the same reasons discussed above. Several of those BDCs have over time completed offerings of common stock at prices per share below their respective NAV. If the Company issues additional shares, the Company’s market capitalization and the amount of publicly tradable common stock will increase, which may afford all holders of our common stock greater liquidity. A larger market capitalization may make the Company’s stock more attractive to a larger number of investors who have limitations on the size of companies in which they invest. Furthermore, a larger number of shares outstanding may increase trading volume, which could decrease the volatility in the price of the Company’s common stock in the secondary market.

As a BDC and a regulated investment company under Subchapter M of the Internal Revenue Code (a “Tax RIC”), we are dependent on our ability to raise capital through the issuance of common stock. Tax RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to avoid being subject to U.S. federal income tax, which prevents us from using those earnings to support new investments. Further, the Company currently must maintain an asset coverage ratio (the ratio of total assets less total liabilities other than indebtedness to total indebtedness) of not less than 150% (a 2:1 debt to equity ratio), in order to incur debt or to issue other senior securities.

To the extent that the Company is unable to raise capital through the issuance of equity, its ability to raise capital through the issuance of debt or senior securities may be inhibited by the asset coverage ratio requirement. Failure to maintain an asset coverage ratio of not less than 150% could have severe negative consequences for a BDC, including the inability to pay dividends, breaching debt covenants and failure to qualify for tax treatment as a Tax RIC. Although the Company does not currently expect that its asset coverage ratio will fall below 150%, the markets in which it operates and the general economy remain volatile and uncertain. Volatility in the capital markets could result in negative pressure on debt investment valuations, potentially impacting the Company’s asset valuations, stockholder equity and the Company’s asset coverage ratio. In addition, the debt capital that will be available, if at all, to the Company may be at a higher cost and on less favorable terms and conditions in the future. The issuance of additional stock would enable the Company to increase the dollar amount of its leverage.

We maintain sources of liquidity through our maintenance of a credit facility and other means, but generally attempt to remain close to fully invested and do not hold substantial cash for the purpose of making new investments. Therefore, to continue to build our investment portfolio, and thereby support maintenance and growth of our dividends, we endeavor to maintain continuing access to capital through the public and private equity markets enabling us to take advantage of investment opportunities as they arise.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares, regardless of the performance of the BDC's investments. Recently our shares of common stock have traded at both a discount to and a premium over the net assets attributable to those shares. The possibility that our shares of common stock will trade at discounts from NAV or at premiums that are unsustainable over the long term is a risk separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether the shares that may be offered pursuant to this approval will trade at, above, or below NAV. The following table lists the high and low closing sales prices for our common stock, and the sales price as a percentage of NAV per share. On March 27, 2024, the last reported closing sale price of our common stock was $10.38 per share, which represented a discount of approximately 12.8% to our last reported NAV per share as of December 31, 2023 of $11.90.

	Stock Price
	NAV	High(2)	Low(2)	Premium/ Discount of High Sales Price to NAV(3)	Premium/ (Discount) of Low Sales Price to NAV(3)
Fiscal year ended December 31, 2022
First Quarter (1)	$14.27	$14.30	$13.10	0.2%	(8.2)%
Second Quarter (1)	13.97	14.36	11.87	2.8%	(15.0)%
Third Quarter (1)	14.12	14.28	10.92	1.1%	(22.7)%
Fourth Quarter (1)	12.93	13.54	10.84	4.7%	(16.2)%
Fiscal year ended December 31, 2023
First Quarter (1)	$13.00	$13.37	$9.73	2.8%	(25.2)%
Second Quarter (1)	12.94	11.42	9.76	(11.7)%	(24.6)%
Third Quarter (1)	12.72	12.89	11.00	1.3%	(13.5)%
Fourth Quarter (1)	11.90	12.41	10.37	4.3%	(12.9)%
Fiscal year ended December 31, 2024
First Quarter (as of March 15, 2024) (4)	$10.95	$11.99	$10.15	9.5%	(7.3)%

(1)
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)
The High/Low Stock Price is calculated as of the closing price on a given day in the applicable quarter.
(3)
Calculated as of the respective High/Low Stock Price divided by the quarter end NAV.
(4)
NAV was determined as of March 15, 2024, in connection with the closing of the merger of BlackRock Capital Investment Corporation with and into an indirect wholly-owned subsidiary of the Company. The NAV as of the end of the first quarter 2024 has not yet been determined.

The Board of Directors believes that having the flexibility to issue our common stock below NAV per share in certain instances is in the best interests of stockholders. If we were unable to access the capital markets as attractive investment opportunities arise, our ability to grow over time and continue to pay steady or increasing dividends to stockholders could be adversely affected. It could also have the effect of forcing us to sell assets that we would not otherwise sell, and such sales could occur at times that are disadvantageous to sell. We could also expend considerable time and resources on a capital raise advantageous for stockholders, but be forced to abandon it solely due to stock market activity causing our stock price to dip temporarily below our NAV per share plus selling costs. Even if we are able to access the capital markets, there is no guarantee that we will grow over time and continue to pay steady or increasing dividends. The Board of Directors believes that sales of common stock at less than NAV per share in the future could have either a positive or negative effect on the Company’s stock price depending on a variety of factors, including the Company’s use of the proceeds of such sales.

Conditions to Sales Below NAV Per Share

If this proposal is approved, we will only sell shares of our common stock pursuant to such authority at a price below NAV per share if the following conditions are met:

•
a majority of our Independent Directors and a majority of the Company’s Directors who have no financial interest in the sale have approved the sale as in the best interests of the Company and its stockholders;

•
a majority of such Directors, who are not interested persons of us, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, or a sales manager or sales managers, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of us of firm commitments to purchase such securities or immediately prior to the issuance of such shares of our common stock, that the price at which such shares of our common stock are to be sold is not less than a price which closely approximates the market value of those shares of our common stock, less any underwriting commission or discount, which could be substantial; and
•
the number of shares to be sold on any given date pursuant to such authority does not exceed 25% of the Company’s then outstanding common stock immediately prior to each such sale.

Key Stockholder Considerations and Risk Factors

Before voting on this proposal or giving proxies with regard to this matter, stockholders should consider the potentially dilutive effect of the issuance of shares of our common stock at a price that is less than the NAV per share and the expenses associated with such issuance on the NAV per outstanding share of our common stock (which, as with all issuances, will be indirectly borne by stockholders irrespective of whether such stockholder participates in the offering). Any sale of common stock at a price below NAV per share would result in an immediate dilution to existing common stockholders. This dilution would include reduction in the NAV per share as a result of the issuance of shares at a price below the NAV per share and a disproportionately greater decrease in a stockholder’s interest in our earnings and assets and their voting interests than the increase in our assets resulting from such issuance. Such an issuance may also impact distributions per share. Our Board of Directors will consider the potential dilutive effect of the issuance of shares at a price below the NAV per share and the level of offering expenses (which, as with all issuances, are indirectly borne by stockholders irrespective of whether such stockholder participates in the offering) when considering whether to authorize any such issuance. Our Board of Directors also will consider, among other things, the fact that sales of common stock at a discount to net asset value will benefit the Advisor as the Advisor will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of the Company or from the offering of common stock at a premium to NAV per share. It should be noted that the maximum number of shares salable below NAV on any given date pursuant to this authority that could result in such dilution is limited to 25% of the Company’s then outstanding common stock immediately prior to such sale. However, pursuant to this authority, there is no limit on the number of offerings below NAV that the Company may make during the period this authorization is in effect. No further authorization from stockholders will be solicited even if the dilution resulting from any such offering or offerings is significant.

The 1940 Act establishes a connection between common stock sale price and NAV per share because, when stock is sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares reduces NAV per share. Stockholders should also consider that they will have no subscription, preferential or preemptive rights to additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock will dilute such stockholders’ holdings of common stock as a percentage of shares outstanding to the extent stockholders do not purchase sufficient shares in the offering or otherwise to maintain their percentage interest. Further, if our current stockholders do not purchase sufficient shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV per share, their voting power will be diluted.

In addition, if in the future we are not successful with this proposal, we may utilize a rights offering in order to access the equity markets if our common stock trades below NAV per share. A rights offering may be at a greater discount to NAV per share than an offering of our common stock at a price below our NAV per share because, among other things, a rights offering requires a long marketing period which might result in greater share price erosion. As such, we believe that having the ability to issue our common stock below NAV per share in accordance with the terms of this proposal could, in many instances, be preferable to such an issuance pursuant to a rights offering.

Stockholders should also be aware that we have previously obtained stockholder approval to sell warrants, options or rights to subscribe to, convert or to purchase our voting securities if the issuance of such securities is approved by a majority of our Directors who have no financial interest in such issuance and a majority of our Independent Directors. In accordance with the 1940 Act, the price of such voting securities upon issuance may be less than NAV per share at that time. This authority does not have an expiration date. Shares of common stock sold at prices below then current NAV upon exercise or conversion of any warrants or other securities issued under any authority other than that sought under this Proposal II will not be treated as having been sold at less than NAV per share for purposes of the authority being requested under this Proposal II.

Selling common stock pursuant to the authority under Proposal II may be preferable to selling warrants, options, or rights to subscribe to, convert or purchase our common stock because warrants, options and rights may have very low prices in relation to the stock price and may not be exercised at the time of sale. Accordingly, their sale may result in low proceeds to us, which may not be an optimal method of raising capital for additional investments. Our Directors who have no financial interest in such issuance, including a majority of our Independent Directors, will assess our capital needs and choose whether to issue common stock pursuant to Proposal II or pursuant to warrants, options, or rights to subscribe to, convert or purchase our common stock.

Examples of Dilutive Effect of the Issuance of Shares Below NAV Per Share

The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in four different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur in an actual offering. Actual sales prices and discounts may differ from the presentation below. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.

The examples assume hypothetically that the issuer has 57,767,000 common shares outstanding, $1,698,772,000 in total assets and $1,011,171,000 in total liabilities. The hypothetical NAV and NAV per share are thus $687,601,000 and $11.90, respectively. Using these hypothetical numbers, the chart below illustrates the dilutive effect on Stockholder A of (1) an offering of 2,888,350 shares of common stock (5% of the outstanding shares of common stock) at $11.31 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 5,776,7000 shares of common stock (10% of the outstanding shares of common stock) at $10.71 per share after offering expenses and commissions (a 10% discount from NAV), (3) an offering of 14,441,750 shares of common stock (25% of the outstanding shares of common stock) at $8.93 per share after offering expenses and commissions (a 25% discount from NAV), and (4) an offering of 14,441,750 shares of common stock (25% of the outstanding shares of common stock) at $0.00 per share after offering expenses and commissions (a 100% discount from NAV).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$11.90		$11.28		$9.40		$-
Net Proceeds per Share to Issuer		$11.31		$10.71		$8.93		$-
Decrease to NAV
Total Shares Outstanding	57,767,000	60,655,350	5.00%	63,543,700	10.00%	72,208,750	25.00%	72,208,750	25.00%
NAV per Share	$11.90	$11.87	-0.24%	$11.79	-0.91%	$11.31	-5.00%	$9.52	-20.00%
Dilution to Stockholder
Shares Held by Stockholder A	577,670	577,670	—	577,670	—	577,670	—	577670	—
Percentage Held by Stockholder A	1.0%	0.95%	-4.76%	0.91%	-9.09%	0.80%	-20.00%	0.80%	-20.00%
Total Asset Values
Total NAV Held by Stockholder A	$6,876,010	$6,859,639	-0.24%	$6,813,501	-0.91%	$6,532,210	-5.00%	$5,500,808	-20.00%
Total Investment by Stockholder A (Assumed to be $12.93 per Share)	$6,876,010	$6,876,010	—	$6,876,010	—	$6,876,010	—	$6,876,010	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$16,371		$62,509		$343,801		$1,375,202
Per Share Amounts
NAV per Share Held by Stockholder A		$11.87		$11.79		$11.31		$9.52
Investment per Share Held by Stockholder A (Assumed to be $12.93 per Share on Shares Held Prior to Sale)	$11.90	$11.90		$11.90		$11.90		$11.90
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.03)		$(0.11)		$(0.60)		$(2.38)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			-0.24%		-0.91%		-5.00%		-20.00%

Impact on Existing Stockholders Who Do Not Participate in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV. This decrease could be more pronounced as the size of the offering and level of discounts increase. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.

Impact on Existing Stockholders Who Do Participate in the Offering

Our existing stockholders who participate in the offering or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV per share dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV per share dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV per share dilution on their existing shares but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV per share dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.

Required Vote

Approval of this proposal may be obtained by the affirmative vote of (1) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting that are not held by affiliated persons of the Company, which includes Directors, officers, employees, and 5% stockholders. For purposes of this proposal, the 1940 Act defines "a majority of the outstanding shares" as: (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of a company are present or represented by proxy; or (ii) 50% of the outstanding voting securities of the company, whichever is less. This proposal will also be approved if we receive approval from a majority of the number of beneficial holders of our common stock entitled to vote at the Annual Meeting, without regard to whether a majority of our shares of common stock are voted in favor of the proposal. Abstentions and broker non-votes on the proposal will have the same effect as votes against the proposal.

The Board of Directors recommends that you vote "FOR" the proposal to authorize the Company, with approval of its Board of Directors, to sell shares of its common stock at a price or prices below the Company's then current net asset value per share in one or more offerings.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP (“D&T”) has been selected as the independent registered public accounting firm to audit the financial statements of the Company as of and for the Company’s fiscal year ending December 31, 2024. D&T was selected by the Audit Committee of the Company and that selection was ratified by the Company’s Board, including all of the Independent Directors, by a vote cast via virtual Webex meeting. The Company does not know of any direct or indirect financial interest of D&T in the Company. A representative of D&T will attend the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer questions.

	2023	2022
Audit Fees	$664,740	$664,740
Audit-Related Fees	22,500	7,500
All Other Fees	—	—
Total	$687,240	$672,240

Audit Fees.

Audit fees consist of fees billed for professional services rendered for the audit of our year-end consolidated financial statements and reviews of the condensed consolidated financial statements filed with the SEC on Forms 10-K and 10-Q, as well as work generally only the independent registered public accounting firm can be reasonably expected to provide, such as comfort letters, consents and review of documents filed with the SEC, including certain 8-K filings. Audit fees also include fees for the audit opinion rendered regarding the effectiveness of internal control over financial reporting.

Audit-Related Fees.

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. The amounts reported also include fees related to the filing and maintenance of the Company’s registration statement on Form N-2.

Tax Fees.

Tax services fees consist of fees billed for professional services performed by the independent registered public accounting firm’s tax personnel for tax compliance. These services include assistance regarding federal, state and local tax compliance, except those services specifically related to the audit and review of financial statements.

All Other Fees.

All other fees would include fees for products and services other than the services reported above.

Audit Committee Policies and Procedures

The Audit Committee operates under a written charter adopted by the Board. Management is responsible for the Company’s internal controls and the financial reporting process. The Audit Committee is required to approve all audit engagement fees and terms for the Company. The Audit Committee also is required to consider and act upon (i) the provision by the Company’s independent accountant of any non-audit services to the Company, and (ii) the provision by the Company’s independent accountant of non-audit services to the Company and any entity controlling, controlled by, or under common control with the Company that provide ongoing services to the Company (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the Commission.

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by the Company’s independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Company by the Company’s independent auditors and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided by the Company’s independent auditors to the Company’s investment advisor and to affiliates of the investment advisor that provide ongoing services to the Company, but only if the non-audit services have a direct impact on the operations or financial reporting of the Company.

Audit Committee Report

The Audit Committee has reviewed the Company's audited financial statements and met and held discussions with management and with D&T, with and without management present, regarding the audited financial statements. Management has represented to the Audit Committee that the Company's financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee has discussed with D&T the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") and the Commission. The Audit Committee has also received the written disclosures and the letter from D&T required by applicable requirements of the PCAOB regarding D&T's communications with the audit committee concerning independence, and has discussed with D&T its independence.

Based on the Audit Committee's review and discussions referred to above, including its discussions with management and the independent registered public accounting firm, the Audit Committee's review of the audited financial statements, the representations of management and the report of the D&T to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC. It is anticipated that the Audit Committee will also recommend and the Board, including a majority of the Independent Directors, will approve, selecting D&T to serve as the Company's independent registered public accounting firm for the year ending December 31, 2024.

Eric J. Draut

Karen L. Leets;

Andrea L. Petro;

Maureen K. Usifer (Chair).

STOCKHOLDER COMMUNICATIONS

Stockholders who want to communicate with the Board of Directors or any individual member of the Board of Directors should email Investor.Relations@TCPCapital.com, send a fax to 310-566-1010 or write the Company to the attention of Investor Relations at 2951 28th Street, Suite 1000, Santa Monica, California 90405. The communication should indicate that you are a Company stockholder. If the communication is intended for a specific member of the Board of Directors and so indicates, it will be sent only to that member. If a communication does not indicate a specific member of the Board of Directors, it will be sent to the Chair of the Company's Governance and Compensation Committee and the outside counsel to the Independent Directors for further distribution as deemed appropriate by such persons.

Additionally, stockholders with complaints or concerns regarding accounting matters may email Investor.Relations@TCPCapital.com, send a fax to 310-566-1010 or address letters to Investor Relations at 2951 28th Street, Suite 1000, Santa Monica, California 90405. Stockholders who are uncomfortable submitting complaints to Investor Relations may address letters directly to the Chair of the Audit Committee of the Board of Directors at 2951 28th Street, Suite 1000, Santa Monica, California 90405. Such letters may be submitted on an anonymous basis.

STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2025 ANNUAL MEETING

Stockholders may present proper nominations of candidates for Director or other proposals for inclusion in the Company's proxy statement and proxy card for consideration at the next annual meeting of stockholders by submitting such nominations or proposals in writing to the Secretary of the Company in a timely manner, calculated in the manner provided in Rule 14a-8(e) of the Exchange Act, applicable state law and the Certificate of Incorporation and Bylaws of the Company. The Company expects that the 2025 Annual Meeting of Stockholders of the Company will be held in May 2025, but the exact date, time and location of such meeting have yet to be determined.

Deadlines for Submitting Stockholder Proposals for Inclusion in the Company’s Proxy Statement and Proxy Card

To be considered timely under Rule 14a-8(e) of the Exchange Act for inclusion in the Company's proxy statement and proxy card for a regularly scheduled annual meeting, a stockholder's nomination of a candidate for Director or other proposal must be received at the Company's principal executive offices not less than 120 calendar days before the anniversary of the date the Company's proxy statement was released to stockholders for the previous year's annual meeting. Accordingly, a stockholder's nomination of a candidate for Director or other proposal must be received no later than Wednesday, December 11, 2024 in order to be included in the Company's proxy statement and proxy card for the 2025 Annual Meeting of Stockholders of the Company.

Deadlines for Submitting Notice of Stockholder Proposals for Consideration at the Company’s Annual Meeting

The deadline for submitting notice of a stockholder's nomination of a candidate for Director or other proposal for consideration at the 2025 Annual Meeting of Stockholders of the Company, under the Company's current Bylaws, is not earlier than the 150th day prior to the first anniversary of the date of the preceding year's annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is not within 25 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs. Accordingly, a stockholder's nomination of a candidate for Director or other proposal must be received no earlier than Tuesday, December 24, 2024 and no later than 5:00 p.m., Eastern Time, on Thursday, January 23, 2025 in order to be considered at the 2025 Annual Meeting of Stockholders of the Company. In order to be considered timely, such notice will be delivered to the Secretary at the principal executive office of the Company and will set forth all information required under Sections 4 and 5, as applicable, of Article II of the Company's current Bylaws.

FINANCIAL STATEMENTS AVAILABLE

A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023 containing audited financial statements accompanies this proxy statement.

Along with this proxy statement, the Company will provide to each stockholder a copy (without exhibits, unless otherwise requested) of its Annual Report on Form 10-K required to be filed with the Commission for the year ended December 31, 2023. Copies of these documents may also be accessed electronically by means of the Commission’s home page on the internet at http://www.sec.gov.

INCORPORATION BY REFERENCE

We hereby incorporate by reference our disclosure from the following sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023: (i) “Management’s Discussion and Analysis of Financial Condition and Results of Operations;” (ii) “Quantitative and Qualitative Disclosures about Market Risk;” and (iii) “Financial Statements and Supplementary Data.” Other than the foregoing information and our financial statements incorporated by reference above, no portion of our Form 10-K is part of these proxy solicitation materials.

PRIVACY PRINCIPLES OF THE COMPANY

The Company is committed to maintaining the privacy of stockholders and to safeguarding our nonpublic personal information. The following information is provided to help you understand what personal information the Company collects, how the Company protects that information and why, in certain cases, the Company may share information with select other parties.

Generally, the Company does not receive any nonpublic personal information relating to their stockholders, although certain nonpublic personal information of stockholders may become available to the Company. The Company does not disclose any nonpublic personal information about their stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

The Company restricts access to nonpublic personal information about its stockholders to its investment advisor’s employees with a legitimate business need for the information. The Company maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of its stockholders.

HOUSEHOLDING OF PROXY MATERIALS

The Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year a number of brokers with account holders who are the Company’s stockholders will be “householding” its proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. We will promptly deliver a separate copy of these documents to you upon written or oral request to our Global Investor Relations team at Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405 or Investor.Relations@TCPCapital.com or 310-566‑1003. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement and annual report at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented at the Annual Meeting. Should any other matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters.

You are cordially invited to attend the Annual Meeting in person via webcast. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

By Order of the Board of Directors,

/s/ Rajneesh Vig

Chair of the Board of Directors and

Chief Executive Officer

April 3, 2024

BlackRock TCP Capital Corp.
PO Box 43131
Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY TELEPHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date your
Proxy Card and return it in the
postage-paid envelope

VIRTUAL MEETING
at the following Website:
https://meetnow.global/MH9MF9C
on May 23, 2024 at 9:00 a.m.
Pacific Time
To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

Please detach at perforation before mailing.

PROXY CARD

BLACKROCK TCP CAPITAL CORP.
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2024
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Laurence D. Paredes and Diana Huffman, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock TCP Capital Corp., a Delaware corporation (the “Fund”) that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held on May 23, 2024, at 9:00 a.m. (Pacific Time) (the “Annual Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned as if personally present at the Annual Meeting. The Annual Meeting will be held in a virtual meeting format only, at the following Website: **https://meetnow.global/MH9MF9C**. To attend and participate in the virtual Annual Meeting, enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting. The undersigned hereby acknowledges receipt of the Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Annual Meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

TCP_33801_031224

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EVERY STOCKHOLDER'S VOTE IS IMPORTANT!

BlackRock TCP Capital Corp.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 23, 2024.
The Proxy Statement/Prospectus for this meeting is available at:
https://www.proxy-direct.com/blk-33801

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposals

   01. John R. Baron 02. Eric J. Draut 03. Karen L. Leets
   04. Andrea L. Petro 05. Maureen K. Usifer 06. Rajneesh Vig

   FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT ☐

   INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided.____________________

   FOR ☐ AGAINST ☐ ABSTAIN ☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

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